UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

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Date of report (Date of earliest event reported): April 30, 2007

ADVANCED BIOPHOTONICS INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-27943	11-3386214
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

125 Wilbur Place, Suite 120	11716
Bohemia, New York	(Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code: (631) 244-8244

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 30, 2007, Mark Fauci informed us that he was voluntarily resigning his position from our Board of Directors for personal reasons, effective immediately.

The press release is attached hereto as Exhibit 99.1

Item 9.01 Financial Statements and Exhibits

( c ) Exhibits

Exhibit Number  Description

99.1  Mark Fauci Resignation Letter dated April 29, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED BIOPHOTONICS INC.

Date: May 4, 2007	By:	/s/ Denis A. O’Connor
Denis A. O’Connor
President and Chief Executive Officer